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                                                                    EXHIBIT 23.2



                     CONSENT OF INDEPENDENT PUBLIC AUDITORS


     We hereby consent to the use in this Registration Statement on Form S-2 of our report dated January 23, 1996, with respect to the consolidated financial statements of Union Bankshares, Ltd. and Subsidiary for the year ending December 31, 1995. We also consent to the reference to our firm under the heading "Experts" in the prospectus.



                                            /s/ McGLADREY & PULLEN, LLP
                                        --------------------------------------
                                                McGLADREY & PULLEN, LLP

Charlotte, North Carolina
October 22, 1998